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                               STI CLASSIC FUNDS

                    SUPPLEMENT DATED AUGUST 9, 2006, TO THE
   STI CLASSIC FLORIDA TAX-EXEMPT BOND FUND PROSPECTUSES (A, C AND I SHARES)
                              DATED AUGUST 1, 2006

As a result of the recent repeal of the Florida intangible personal property tax, the STI Classic Funds' Board of Trustees has approved restructuring the STI Classic Florida Tax-Exempt Bond Fund as the STI Classic High Grade Municipal Bond Fund. THIS RESTRUCTURING WILL NOT OCCUR UNLESS SHAREHOLDERS APPROVE A CHANGE TO ONE OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES AS DISCUSSED BELOW.

A meeting of the Fund's shareholders will be held in mid-October 2006. A proposal to change the Fund's fundamental investment policy of investing, "at least 80% of its net assets in municipal securities with income exempt from federal income taxes, and the shares themselves expected to be exempt from the Florida intangible personal property tax", will be included in the proxy statement. If approved, the Fund will change its name to the STI Classic High Grade Municipal Bond Fund and adopt new investment strategies and policies. Shareholders who are eligible to vote at the shareholder meeting will receive proxy materials in mid-September.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.